Exhibit 10.86

Investview, Inc.

Form of Lock-Up Agreement

March 22, 2021

Ladies and Gentlemen:

The undersigned understands that Investview, Inc. (the “Company”) and Investview Financial Group Holdings, LLC (“Investview Financial”) have entered into a Securities Purchase Agreement, dated as of the date hereof, with MPower Trading Systems LLC (“MPower”) and two Securities Purchase Agreements, dated as of the date hereof (collectively, such Securities Purchase Agreements, the “Purchase Agreements”), with SSA Technologies LLC (“SSA” and together with MPower, the “Purchasers”), pursuant to each of which such Purchaser has agreed to purchase, upon the terms and conditions set forth in the applicable agreement, Class B Units of Investview Financial, which are convertible into shares of common stock of the Company (the “Common Stock”).

1. Lock-Up.

(A) In consideration of the agreement by each Purchaser to purchase the Class B Units, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into, exercisable for or exchangeable for shares of Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise (such transactions, each a “Transfer”).

(B) The Lock-Up Period will commence on the date hereof and continue until the earlier to occur of: (1) April 25, 2025; (2) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction resulting in all Company shareholders having the right to exchange their shares of Common Stock for cash, securities or other property; or (3) at any time from the date hereof through April 25th, 2025 (the “End of the Lock-Up Period”), if the Company determines, in Company’s sole and absolute discretion, that conditions of a material nature exist (“material” is as defined by the Company, in the Company’s sole and absolute discretion), with respect to the Company’s stock price, volume and liquidity, such that the Company may elect to release some or all of the shares of Common Stock from the Lock-Up Period and the corresponding conditions, restrictions, and procedures for liquidation as set forth in this Lock-Up Agreement.

(C) Notwithstanding the Lock-Up Period but subject in all cases to the terms of Section 1(F) of this Lock-Up Agreement, the undersigned may complete a Transfer (an “Early Permitted Transfer”) at any time from the date hereof through April 25, 2022 of:

(1) no more than 1% of the undersigned’s total aggregate shares of Common Stock held as of the date hereof if, (i) the sale price per share of the Common Stock to be sold is no less than $0.30 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions), (ii) for a period of one-hundred (100) consecutive Trading Days, the Trading Price for the Common Stock is equal to or greater than $0.30 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) and (iii) for a period of one-hundred (100) consecutive Trading Days, the minimum average daily volume of the Common Stock is at least 3,000,000 shares per day for each day during such one-hundred (100) consecutive Trading Day period; or

(2) no more than 2% of the undersigned’s total aggregate shares of Common Stock held as of the date hereof if, (i) the sale price per share of the Common Stock to be sold is no less than $0.35 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions), (ii) for a period of one-hundred (100) consecutive Trading Days, the Trading Price for the Common Stock is equal to or greater than $0.35 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) and (iii) for a period of one-hundred (100) consecutive Trading Days, the minimum average daily volume of the Common Stock is at least 5,000,000 shares per day for each day during such one-hundred (100) consecutive Trading Day period.

(D) Notwithstanding the Lock-Up Period but subject in all cases to the terms of Section 1(F) of this Lock-Up Agreement, the undersigned may complete a Transfer (a “Late Permitted Transfer”) during the period from April 25, 2022 through the End of the Lock-Up Period of:

(1) no more than 1% of the undersigned’s total aggregate shares of Common Stock held as of the date hereof if, (i) the sale price per share of the Common Stock to be sold is no less than $0.15 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions), (ii) for a period of ten (10) consecutive Trading Days, the Trading Price for the Common Stock is equal to or greater than $0.15 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) and (iii) for a period of thirty (30) consecutive Trading Days, the minimum average daily volume of the Common Stock is at least 2,500,000 shares per day for each day during such thirty (30) consecutive Trading Day period; or

(2) no more than 2% of the undersigned’s total aggregate shares of Common Stock held as of the date hereof if, (i) the sale price per share of the Common Stock to be sold is no less than $0.25 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions), (ii) for a period of ten (10) consecutive Trading Days, the Trading Price for the Common Stock is equal to or greater than $0.25 per share (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) and (iii) for a period of thirty (30) consecutive Trading Days, the minimum average daily volume of the Common Stock is at least 3,500,000 shares per day for each day during such thirty (30) consecutive Trading Day period.

(E) Notwithstanding the Lock-Up Period, if at any time Investview Financial exercises its Mandatory Redemption Call Right (as defined in the Amended and Restated Limited Liability Company Agreement of Investview Financial) of the undersigned’s Class B Units pursuant to Section 10.03 of the Amended and Restated Limited Liability Company Agreement of Investview Financial, the undersigned shall be permitted to Transfer (a “Mandatory Redemption Permitted Transfer”) any shares of Common Stock that were received by the undersigned in exchange for Class B Units, subject only to the provisions of Section 1(F) of this Lock-Up Agreement.

(F) Notwithstanding anything herein to the contrary, whether pursuant to an Early Permitted Transfer, a Late Permitted Transfer or a Mandatory Redemption Permitted Transfer, the undersigned will not complete a Transfer unless:

(1) the aggregate Transfers proposed to be made on such date by the undersigned shall not exceed 20% of the average daily volume of the Common Stock for each day during the period of one-hundred (100) consecutive Trading Days preceding such proposed Transfer; and

(2) prior to any proposed Transfer the undersigned shall submit a written request to the Company for approval of the proposed Transfer and the Board of Directors of the Company must approve in writing, in its sole and absolute discretion, such Transfer, including the right to determine all terms, conditions, and timing.

2. Definitions.

(A) Trading Price. For purposes of this Lock-Up Agreement, Trading Price shall mean, for any security as of any date, the lowest minimum trade price of the Common Stock on the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (the “OTC”) as reported by a reliable reporting service such as Bloomberg or, if the OTC is not the principal trading market for such security, the lowest minimum trade price of such security on the principal securities exchange or trading market where such security is listed or traded (and, for the avoidance of doubt, if no lowest minimum trade price of such security is available in any of the foregoing manners, then such day shall be disallowed for purposes of determining whether the release conditions set forth in this Lock-Up Agreement are satisfied).

(B) Trading Days. For purposes of this Lock-Up Agreement, Trading Days shall mean, any day on which the Common Stock is tradable for any period on the OTC, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

3. Stop Transfer Instructions; Further Assurances. The undersigned acknowledges, confirms, agrees, consents and authorizes the entry of stop transfer instructions with the Company’s transfer agent and registrar relating to the transfer of the undersigned’s shares of Common Stock except in compliance with the restrictions described above. The undersigned also agrees, from time to time at the request of the Company or the Purchaser, to execute and deliver such additional agreements, documents and instruments and take such other actions and do such other things, as may be necessary or appropriate to carry out the terms and provisions of this Lock-Up Agreement and to give effect to the transactions contemplated by the Purchase Agreements.

4. Acknowledgment; Remedies. The undersigned understands that the Company and the Purchaser are relying upon this Lock-Up Agreement in proceeding toward consummation of the transactions contemplated by the Purchase Agreements. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. Furthermore, the undersigned acknowledges, confirms and agrees that any breach of this Agreement would result in substantial harm to the Purchaser and the Company for which monetary damages alone could not adequately compensate. Therefore, the undersigned unconditionally and irrevocably agrees that the Purchaser and the Company shall be entitled to seek protective orders, injunctive relief, punitive damages, and other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Common Stock not made in strict compliance with this Agreement).

5. Governing Law. This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Lock-Up Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the Borough of Manhattan, the City of New York and State of New York, and the undersigned hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

6. Waiver of Jury Trial. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LOCK-UP AGREEMENT OR THE ACTIONS OF EITHER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF, THE UNDERSIGNED ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THE UNDERSIGNED FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LOCK-UP AGREEMENT. IN THE EVENT OF LITIGATION, THIS LOCK-UP AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

7. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted to be given pursuant to this Lock-Up Agreement shall be in writing and shall be delivered (a) in hand by person with written receipt of the person to whom such notice is intended; (b) by registered or certified mail, postage prepaid, return receipt requested; or (c) by a generally recognized commercial courier service or overnight delivery service, (Federal Express or UPS), for next business day delivery, postage prepaid, with delivery receipt requested. All notices sent in accordance with this Section 7 shall be deemed “Delivered” unless otherwise specified herein, the same day if delivered by hand in person with receipt and signature of the intended recipient or by an authorized officer of the intended recipient; if by registered or certified mail, three (3) business days after the same is deposited in the U.S. Mail; or if sent by a commercial courier service or overnight delivery service for next business day delivery, one (1) business day after payment and deposit with the courier service with receipt of mailing. All communications to the undersigned shall be sent to the address as set forth on the signature page hereto or to such other address as may be specified by the undersigned, by written notice given in accordance with this Section 7.

8. Cumulative Remedies. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

9. Beneficial Interest; Successors and Assigns. All the terms and provisions of this Lock-Up Agreement shall be binding upon the undersigned and the undersigned’s respective successors and assigns, and inure to the benefit of and be enforceable by the Company, the Purchaser and their respective successors and assigns, whether so expressed or not. The undersigned may not assign its rights or obligations hereof without the prior written consent of the Company and the Purchaser. This Lock-Up Agreement shall not inure to the benefit of or be enforceable by any third-party person or entity other than the Company and the Purchaser and their respective successors and assigns.

10. Entire Agreement. This Lock-Up Agreement supersedes all prior discussions and agreements between the parties hereto with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof, including, for the avoidance of doubt, any Lock-Up Agreement entered into by the Company and the undersigned on April 27, 2020, if applicable. Notwithstanding the foregoing or anything to the contrary in this Lock-Up Agreement, this Lock-Up Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company, the Purchaser and/or the undersigned.

11. Severability. In the event any provision of this Lock-Up Agreement is found to be void, invalid, illegal or unenforceable, the remaining provisions are intended to be separable and binding with the same effect as if the void, invalid, illegal or unenforceable provision were never the subject of this Lock-Up Agreement. The invalidity, illegality or unenforceability of one or more of the provisions of this Lock-Up Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Lock-Up Agreement in such jurisdiction or the validity, legality or enforceability of this Lock-Up Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the undersigned shall be enforceable to the fullest extent permitted by law.

12. Costs of Enforcement. If any party to this Lock-Up Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

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